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                                  Exhibit 10.18





                                                            DATED: JULY 10, 1998


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BETWEEN:

                              MODERN RECORDS, INC.

AND:

                                 LAWRENCE GALLO


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                                    INCENTIVE

                                  STOCK OPTION

                                    AGREEMENT


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SCOTT, BISSETT
Barristers & Solicitors
1040-999 West Hastings Street
Vancouver, B.C. V6C 2W2

Tel:  (604) 683-1102



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                        INCENTIVE STOCK OPTION AGREEMENT

        THIS AGREEMENT is made as of the 10th day of July, 1998.

BETWEEN:

          MODERN RECORDS, INC., a company duly incorporated under the laws of the State of California, having an office at 468 N. Camden Drive, 3rd Floor, Beverly Hills, California, USA, 90210

          (hereinafter called the "COMPANY")

                                                               OF THE FIRST PART

AND:

          LAWRENCE GALLO, of 9483 Ridge Boulevard, Apt 1A, Brooklyn, New York, New York, USA, 11209

               (hereinafter called the "OPTIONEE")

                                                             OF THE SECOND PART.

        WHEREAS the Optionee (hereinafter referred to as the "DIRECTOR OR EMPLOYEE") is a director and/or senior officer and/or an employee of, or a consultant, as defined in BOR #96/15, dated August 29, 1996, to the Company and requires as a condition of holding such position that the parties enter into this Incentive Stock Option Agreement on the terms and conditions hereinafter set forth;

        AND WHEREAS this incentive stock option is granted by the Company in reliance on exemptions from registration and prospectus requirements contained in Sections 45(2)(10) and 74(2)(9), respectively, of the Securities Act (British Columbia);

        AND WHEREAS the Company has been classified as a "Venture Board" company by the Vancouver Stock Exchange;

        NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1. From the date hereof, and for so long as the Optionee shall be a Director or Employee, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of FOUR HUNDRED THOUSAND (400,000) fully paid and non-assessable shares of the Company from the treasury on or before JULY 10, 2003 at the price of SEVENTY-EIGHT CENTS ($0.78) per share.



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2. The right to take up shares pursuant to the option herein granted is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the name of the Optionee for the number of shares so purchased.

3. This is an option agreement only and does not impose upon the Option any obligation to take up and pay for any of the shares under option.

4. The option herein granted shall be non-transferable and non-assignable by the Optionee otherwise than by Will or the law of intestacy and the option may be exercised during the lifetime of the Optionee only by the Optionee.

5. If the Optionee should die while he is a Director or Employee of the Company, the option herein granted may then be exercised by his legal heirs or personal representatives to the same extent as if the Optionee were alive and a Director or Employee of the Company for a period of six (6) months after the death of the Optionee but only for such shares as the Optionee was entitled to at the date of the death of the Optionee.

6. Subject to paragraph 5 hereof, the option herein granted shall cease and become null and void following the thirtieth day after which the Optionee ceases to act as a Director or Employee of the Company.

7. Where the Optionee is not a director or senior officer, the Company and the Optionee acknowledge that the Optionee is:

        (a) a bona fide employee of the Company, its subsidiary or a management company providing services (other than investor relations) to the Company or an affiliate thereof; or

        (b) a bona fide employee of a company under contract to provide management services to the Company.

8. The provisions of this agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the approvals of the British Columbia Securities Commission or, if listed thereon, the Vancouver Stock Exchange (the "EXCHANGE") and the members of the Company; provided, however, that in the event that such approvals are not obtained within 12 months of the date of this agreement, then this agreement shall from that date be null and void and of no further force and effect.

9. The Optionee hereby acknowledges that, in the event the Optionee is an insider of the Company, the option herein granted may not be exercised in full or in part until this agreement has been approved by the members at a general meeting of the Company.

10. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the options hereby granted are outstanding, the number of shares under option to the Optionee and the price thereof shall be deemed adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.



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11. The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Optionee upon full exercise of the option herein granted.

12. If at anytime during the continuance of this agreement, the parties hereto deem it necessary or expedient to make any alteration or addition to this agreement, they may do so by means of a written agreement between them which will be supplemental hereto and form part hereof and which will be subject to the approval of the Exchange and the members at a general meeting of the Company and/or any requirements of the securities regulatory bodies in effect at that time.

13. This agreement may be executed in several parts in the same form and such parts as so executed will together constitute one original agreement, and such parts, if more than one, will be read together as if all the signing parties hereto had executed one copy of this agreement.

14. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, and successors.

15. Wherever the plural or masculine are used throughout this agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic where the context of the parties thereto require.

16. The Optionee hereby acknowledges and confirms that he has obtained independent legal advice with respect to this agreement and understands and is aware that the securities of the Company have not be registered under the Securities Act of 1933, as amended, and that the granting of this option is conditional upon it being exempt from the application of the Securities Act of 1933 and any applicable state laws. The Optionee covenants with and to the Company that he will exercise the option herein granted, and dispose of the shares thereby acquired, only in accordance with the applicable laws.



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        IN WITNESS WHEREOF the parties have hereunto caused these presents to be executed as of the day and year first above written.

The COMMON SEAL of                         )
MODERN RECORDS, INC.                       )
in the presence of:                        )
                                           )
-------------------------------------      )
Signature                                  )
                                           )    c/s
--------------------------------------     )
Name - please print                        )
SIGNED, SEALED AND DELIVERED               )
by LAWRENCE GALLO                          )
in the presence of:                        )
                                           )    /s/ Lawrence Gallo
______________________________________     )    ----------------------------
Witness                                    )    Lawrence Gallo

This is page 4 to that certain Incentive Stock Option Agreement between MODERN RECORDS, INC. and LAWRENCE GALLO dated as of the 10th day of JULY, 1998.



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